Non-current financial assets and other non-current assets	6 Months Ended
Jun. 30, 2026
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Non-current financial assets

Note 8. Non-current financial assets and other non-current assets

	As of December 31,	As of June 30,
	2025	2026
	$ in thousands
Deposit	996	969
Restricted cash	2,320	2,160
Other financial assets	1,773	1,594
Non-current financial assets	5,088	4,723
Research tax credit	20,025	22,734
Other non-current assets	20,025	22,734

As of June 30, 2026, our non-current restricted cash primarily consisted of $2.0 million related to our leased premises in Raleigh and $0.2 million for our leased premises in New York. The $0.2 million decrease since December 31, 2025 was mainly due to the reclassification of a portion of our restricted cash related to our leased premises in Raleigh to current financial assets (see Note 11).

As of June 30, 2026 and December 31, 2025, other financial assets primarily related to our net investment in the partial sublease of our premises in New York, which is accounted for as a finance lease.

Other non-current assets consist of research tax credit receivables, which are expected to be recovered after a three-year period following their initial recognition. The $2.7 million increase in non-current research tax credit receivables was primarily attributable to the Research tax credit income recognized during the six months ended June 30, 2026 (see Note 4.1), partially offset by an unfavorable foreign exchange rate impact of $0.7 million.